SCHEDULE 14A INFORMATION
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. _______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]           Preliminary Proxy Statement
[ ]           Confidential, for Use of the Commission Only
               (as permitted by Rule 14a-6(e)(2))
[  ]          Definitive Proxy Statement
[  ]          Definitive Additional Materials
[  ]          Soliciting Material Pursuant to ss. 240.14a-12

                           OBSIDIAN ENTERPRISES, INC.

                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

              1) Title of each class of securities to which transaction applies:



              2)  Aggregate number of securities to which transaction applies:



              3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



              4)  Proposed maximum aggregate value of transaction:



              5)  Total fee paid:

[  ]         Fee paid previously with preliminary materials.

[  ]        Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1) Amount Previously Paid:


            2) Form, Schedule or Registration Statement No.:


            3) Filing Party:


            4) Date Filed:

                                      PRELIMINARY PROXY SOLICITATION MATERIALS -
                                         DEFINITIVE PROXY SOLICITATION MATERIALS
                                         INTENDED TO BE RELEASED TO STOCKHOLDERS
                                                  ON OR ABOUT SEPTEMBER 19, 2003



                     [Obsidian Enterprises, Inc. Letterhead]






                               September 19, 2003



Dear Stockholder:

You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Obsidian Enterprises, Inc. to be held at the Company's offices, 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204, on Thursday, October 16, 2003, at 10:00 a.m. (local time). To ensure that a quorum will be represented at the meeting, we encourage you to complete, sign, date and return the enclosed proxy card promptly in the enclosed postage prepaid envelope. This will not limit your right to attend the meeting and vote in person.

The enclosed Notice of Annual Meeting and the Proxy Statement cover the business to come before the meeting, which will include the election of directors and the amendment of the Company's Certificate of Incorporation to effect a reverse stock split. We urge you to read these materials carefully.

Your management team has decided not to print a separate annual report but, instead, to use our annual report on Form 10-K for the year ending October 31, 2002, as amended, that was filed with the SEC. Utilizing this format allowed Obsidian to take advantage of significant cost saving measures, while allowing us to provide you with important information you need in order to cast your vote at the Annual Meeting. The Annual Report is not to be considered part of the Proxy Statement.

We look forward to meeting our stockholders and welcome the opportunity to discuss the business of your company with you.





                                       Timothy S. Durham
                                       Chairman and Chief Executive Officer

                     [Obsidian Enterprises, Inc. Letterhead]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

The Annual Meeting of Stockholders of Obsidian Enterprises, Inc. (the "Company") will be held on Thursday, October 16, 2003, 10:00 a.m. (local time), at the Company's offices, 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204, for the purpose of considering and voting upon the following matters:

1) The election of seven directors to hold office until the 2004 Annual Meeting of Stockholders and until their successors are elected and have qualified.

2) The amendment of the Certificate of Designation for the Company's Series C Preferred Stock to provide for proportionate adjustments to reflect any increases and decreases in the Company's common stock.

3) The amendment of the Certificate of Designation for the Company's Series D Preferred Stock to provide for proportionate adjustments to reflect any increases and decreases in the Company's common stock.

4) The amendment of the Company's Certificate of Incorporation to effect a 50-to-1 reverse stock split.

5) The amendment of the Company's Certificate of Incorporation following effectiveness of the reverse stock split to decrease the number of shares of authorized capital stock from 45,000,000 to 15,000,000 shares, consisting of 10,000,000 shares of common stock and 5,000,000 shares of preferred stock.

6) The ratification of the appointment of McGladrey & Pullen, LLP as the independent auditors of the Company for the fiscal year ending October 31, 2003.

7) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on August 29, 2003, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement and Proxy.

Even if you plan to attend the meeting, please mail your Proxy promptly so that there may be proper representation at the meeting. You are urged to complete, sign, date and return the enclosed Proxy in the envelope provided. No postage is required if mailed in the United States.

                       By Order of the Board of Directors

                       Jeffrey W. Osler
                       Secretary

September 19, 2003

                                 PROXY STATEMENT

                           OBSIDIAN ENTERPRISES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 16, 2003

This Proxy Statement is furnished to the stockholders of Obsidian Enterprises, Inc., a Delaware corporation (the "Company" or "we"), in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Thursday, October 16, 2003, at 10:00 a.m. (local time), and at any adjournment thereof. The meeting will be held at the Company's offices, 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204. This Proxy Statement and accompanying form of proxy have been mailed to stockholders on or about September 19, 2003.

                               GENERAL INFORMATION


Who can vote at the Annual Meeting?

Only stockholders of record as of the close of business on August 29, 2003 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. The holders of the Company's Common Stock, Series C Preferred Stock and Series D Preferred Stock will vote together as a class on the election of directors (Proposal 1) and the ratification of the independent auditors (Item 6) and also will vote as separate classes on the reverse stock split (Proposal 4) and the decrease in authorized shares (Proposal 5). The holders of the Company's Common Stock, Series C Preferred Stock and Series D Preferred Stock will vote together as a class on the amendment to the Certificate of Designation of the Series C Preferred Stock (Proposal 2) and on the amendment to the Certificate of Designation of the Series D Preferred Stock (Proposal 3). In addition, the holders of the Series C Preferred Stock will vote as a separate class on Proposal 2 and the holders of Series D Preferred will vote as a separate class on Proposal 3. (The Series C Preferred Stock and Series D Preferred Stock are referred to collectively as the "Preferred Stock"). Each share of Common Stock is entitled to one vote on each matter. The shares of Preferred Stock are convertible into shares of Common Stock and are entitled to vote on an as-converted basis on each matter to be voted on at the Annual Meeting, with each share of Series C Preferred Stock being entitled to 20 votes and each share of Series D Preferred Stock being entitled to 175 votes.

How do I vote by proxy?

The enclosed proxy is designed to permit each stockholder of record of the Common Stock or the Preferred Stock on the Record Date to vote at the Annual Meeting. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting in accordance with the instructions of the stockholders given in the proxies. In the absence of such instructions, the shares represented by proxy will be voted "FOR" the election of the seven nominees for director, "FOR" the approval of the reverse stock split and subsequent decrease in the number of authorized shares of capital stock and "FOR" the ratification of the appointment of the independent auditors. The named proxies will vote the proxy in their discretion on other matters that may properly come before the meeting. A proxy may be revoked any time before the meeting by delivering to the Company's Secretary a written notice of revocation or a later-dated proxy. A stockholder of record also may revoke a proxy by voting in person at the meeting.

What will the stockholders vote on at the Annual Meeting?

Stockholders will be voting on the following proposals:

* Election of seven directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and have qualified.

* Amendment of the Certificate of Designation for the Company's Series C Preferred Stock to provide for proportionate adjustment to the Series C
     Preferred Stock to reflect any increases and decreases in the Company's Common Stock.

* Amendment of the Certificate of Designation for the Company's Series D Preferred Stock to provide for proportionate adjustment to the Series D
     Preferred Stock to reflect any increases and decreases in the Company's Common Stock.

* Amendment of the Company's Certificate of Incorporation to effect a 50-to-1 reverse stock split.

*    Amendment  of  the  Company's  Certificate  of  Incorporation   immediately
     following the reverse stock split to decrease the number of authorized shares of capital stock.

* Ratification of the appointment of McGladrey & Pullen, LLP as the independent auditors for the Company for the fiscal year ending October 31, 2003.

Management is not aware of any other matters to be presented at the meeting and has not received notice from any stockholders requesting that other matters be considered.

What constitutes a quorum?

A majority of the outstanding shares of the Company entitled to vote at the meeting, present or represented by proxy, constitutes a quorum for the Annual
Meeting. As of the Record Date, 36,007,925 shares of Common Stock, 4,368,399 shares of Series C Preferred Stock (having 20 votes per share) and 104,402 shares of Series D Preferred Stock (having 175 votes per share), were issued and outstanding. Thus, a total of 141,646,255 votes are entitled to be cast at the Annual Meeting, and 70,823,123 votes will constitute a quorum.

How many votes are required for the election of directors and the other proposals?

The nominees for election as directors of the Company (Proposal 1) named in the Proxy Statement will be elected by a plurality of the votes cast. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock, Series C Preferred Stock (on an as-converted basis) and Series D Preferred Stock (on an as-converted basis) is required for Proposals 2 and 3 and, in addition, the affirmative vote of the Series C Preferred Stock, voting as separate class is required for Proposal 2 and of the Series D Preferred Stock Voting as a separate class is required for Proposal 3. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock, Series C Preferred Stock (on an as-converted basis) and Series D Preferred Stock (on an as-converted basis) voting as a combined class and as separate classes is required to approve the proposed amendments to the Company's Certificate of Incorporation for the reverse stock split (Proposal 4) and to decrease the number of authorized shares of capital stock (Proposal 5). The affirmative vote of a majority of the votes present, in person or represented by proxy and entitled to vote on the matter, is required to ratify the appointment of the independent auditors (Proposal 6).

Abstentions are counted for purposes of determining the presence or absence of a quorum but are not considered votes cast. Brokerage firms generally have authority to vote customers' shares held in street name for the election of directors and on other matters that are considered "routine." Shares held by brokers in street name and for which the brokers do not have discretion to vote are called "broker non-votes." Abstentions and instructions to withhold authority will result in a nominee for director (Proposal 1) receiving fewer votes but will not count as votes "against" the nominee. Abstentions and broker non-votes will affect the determination of the approval of the changes to the Certificates of Designation of the Series C Preferred Stock and Series D Preferred Stock (Proposals 2 and 3, respectively), the reverse stock split (Proposal 4) and the decrease in authorized shares of capital stock (Proposal
5). Abstentions will have the effect of a vote against the ratification of the independent auditors (Proposal 6) but broker non-votes will have no effect.

The Company's executive officers and directors who hold, or have the power to direct the voting of, shares of Common Stock and Preferred Stock eligible to vote at the meeting have indicated that they intend to vote for all of the proposals. As of the Record Date, those executive officers and directors held or had the power to direct 106,567,819 (80.1%) of the votes (which includes the right to vote (on a converted basis) 3,947,193 shares (90.4%) of the Series C Preferred Stock and 104,402 shares (100%) of the Series D Preferred Stock). Therefore, they hold sufficient shares to approve all of the proposals and it is anticipated that all of the proposals will be approved.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

The Company's Board of Directors consists of seven members. The members of the Board of Directors are elected to serve one-year terms. Each director serves until the next Annual Meeting of Stockholders or until the director's successor has been elected and has qualified. The following table presents biographical information on the seven nominees.



The Board of Directors unanimously recommends that the stockholders vote FOR the election of the seven nominees.


                                                BOARD OF DIRECTORS
--------------------------------------------------------------------------------------------------------------------
            Name                Age                    Business Experience and Service as a Director
----------------------------- ---------- ---------------------------------------------------------------------------
Timothy S. Durham                41      Mr. Durham has served as the Chief  Executive  Officer and Chairman of the
                                         Board and as a director of the Company  since June 2001.  He has served as a Managing Member and Chief Executive  Officer of Obsidian Capital Company
                                         LLC, which is the general partner of Obsidian  Capital  Partners LP, since
                                         April  2000.  Beginning  in 1998,  Mr.  Durham  founded and  maintained  a
                                         controlling  interest  in  several  investment  funds,   including  Durham
                                         Capital  Corporation,  Durham  Hitchcock  Whitesell  and Company  LLC, and
                                         Durham  Whitesell & Associates  LLC. From 1991 to 1998,  Mr. Durham served in various  capacities at Carpenter  Industries,  Inc.,  including as Vice
                                         Chairman,  President and Chief Executive  Officer.  Mr. Durham also serves as a  director  of  National  Lampoon,  Inc.  Mr.  Durham  is Mr.  Osler's
                                         brother-in-law.
----------------------------- ---------- ---------------------------------------------------------------------------
Daniel S. Laikin                 41      Mr.  Laikin has  served as a  director  of the  Company  since  September
                                         2001.  Mr. Laikin is Chief  Operating  Officer and a director of National
                                         Lampoon,  Inc. He has been a Managing Member of Fourleaf  Management LLC, a management  company of an  investment  fund that invests in  technology related  entities,  since 1999.  Mr. Laikin served as the Chairman of the
                                         Board of Biltmore Homes from 1993 to 1998.
----------------------------- ---------- ---------------------------------------------------------------------------
D. Scott McKain                  48      Mr.  McKain has been a director of the  Company and Vice  Chairman of the
                                         Board  since  September  2001.  He has served as the  Chairman  of McKain
                                         Performance  Group  since  1981.  Mr.  McKain  also  has  been  the  Vice
                                         Chairman of Durham  Capital  Corporation  since 1999.  From 1983 to 1998,
                                         Mr. McKain was a broadcast  journalist  and television  commentator.  Mr.
                                         McKain  has also  authored  several  books and is a keynote  speaker  who presents high content workshops across the nation.
----------------------------- ---------- ---------------------------------------------------------------------------
Jeffrey W. Osler                 35      Mr.  Osler has served as the  Executive  Vice  President,  Secretary  and
                                         Treasurer  and as a director of the Company  since June 2001.  He also is a Managing  Member of Obsidian  Capital  Company  LLC.  and has served as
                                         Senior Vice  President at Durham  Whitesell &  Associates  LLC and Durham
                                         Capital  Corporation  since September 1998. Prior to that time, Mr. Osler served as the General  Manager of Hilton  Head  National  Golf Club.  Mr.
                                         Osler is Mr. Durham's brother-in-law.
----------------------------- ---------- ---------------------------------------------------------------------------
John A. Schmit                   35      John A. Schmit has been a director  since July 2001.  Mr.  Schmit  joined
                                         Renaissance    Capital    Group,    Inc.    in    1997    and   is   Vice
                                         President--Investments.  Prior to joining  Renaissance Capital Group, Mr.
                                         Schmit  practiced  law with the law firm of  Gibson,  Ochsner & Adkins in
                                         Amarillo,  Texas from  September 1992 to September  1994.  Between August
                                         1994 and May 1996, Mr. Schmit  attended  Georgetown  University  where he earned his L.L.M. in International and Comparative Law.
----------------------------- ---------- ---------------------------------------------------------------------------
Goodhue W. Smith, III            53      Mr.  Smith has been a director  of the  Company  since  1997.  Mr.  Smith founded Duncan-Smith Investments,  Co., an investment banking firm in San
                                         Antonio,  Texas,  in 1978 and since that time has served as its Secretary and  Treasurer.  Mr. Smith also is a director of Citizens  National  Bank of Milam County.
----------------------------- ---------- ---------------------------------------------------------------------------
Terry G. Whitesell               64      Mr.  Whitesell has served as the President  and Chief  Operating  Officer and as a director of the Company  since June 2001.  Prior to that time he co-founded  several entities with Mr. Durham,  including Obsidian Capital
                                         Company,  LLC,  Durham  Hitchcock  Whitesell  and  Company LLC and Durham
                                         Whitesell & Associates  LLC. Mr.  Whitesell also is a Managing  Member of
                                         Obsidian  Capital  Company LLC. From April 1992 until September 1998, Mr.
                                         Whitesell  served as Executive  Vice  President of Carpenter  Industries,
                                         Inc.

Each of the nominees has agreed to serve the term for which he has been nominated. It is intended that the proxies solicited by the Board of Directors will be voted for the nominees named above. If any nominee is unable to stand for election, the Board of Directors may designate a substitute nominee or adopt a resolution reducing the number of members on the Board. If a substitute nominee is designated, shares represented by proxy would be voted for the substituted nominee.

Nomination of Directors

The Company's Board of Directors does not have a nominating committee. The functions customarily performed by a nominating committee are performed by the Board as a whole.

                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

During fiscal 2002, the Company's Board of Directors held two meetings and took action by unanimous consent on six occasions. All the Company's directors attended 75% or more of the aggregate of the meetings of the Board of the Company and all committees upon which the Directors served. The Company has two standing committees, the Audit Committee and the Compensation Committee.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the compensation paid or accrued by the Company for services rendered during the Company's past three fiscal years ended October 31, 2002 by the Company's Chief Executive Officer. (No executive officers of the Company received a salary and bonus for fiscal 2002 in excess of $100,000 so as to require their inclusion in the table.)


                                                                                   Long-Term
                     Annual Compensation Compensation Awards
------------------------- --------------------------------------------------- -------------------- -----------------
        Name and                                                                  Securities          All Other
                                                                                  Underlying
   Principal Position       Year           Salary               Bonus            Options/SARs        Compensation
------------------------- ---------- ------------------- -------------------- -------------------- -----------------
Timothy S. Durham,           2002           $75,000                 $0                 $0                   $0
Chief Executive              2001           $27,404                 $0                 $0                   $0
Officer(1)                   2000               N/A                N/A                N/A                  N/A
------------------------- ---------- ------------------- -------------------- -------------------- -----------------

(1) Mr. Durham was elected Chief Executive Officer and Chairman of the Board on June 21, 2001.

Option/SAR Grants in Last Fiscal Year

No grants were made during fiscal 2002 pursuant to the Company's 1999 Stock Option Plan or the 2001 Long Term Incentive Plan.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

No executive officer named in the Summary Compensation Table held unexercised options or SARs as of October 31, 2002 or exercised options during fiscal 2002.


                        EMPLOYMENT AND CONTROL AGREEMENTS

The Company did not have any employment agreements with any of the executive officers named in the Summary Compensation Table as of the end of fiscal 2002.

                            COMPENSATION OF DIRECTORS

Directors who are not employees of the Company are entitled to a board meeting attendance fee of $750 plus reimbursement of expenses.

                               THE AUDIT COMMITTEE

The Audit Committee members for fiscal 2002 were Mr. John A. Schmit, who served as Chair, and Messrs. Goodhue W. Smith, III and Daniel S. Laikin. The Audit Committee met three times in fiscal 2002. The Audit Committee aids management in the establishment and supervision of the Company's financial controls, evaluates the scope of the annual audit, reviews audit results, makes recommendations to the Board regarding the selection of independent auditors, consults with management and the independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of the Company's financial affairs. The members of the Audit Committee are independent as defined by the National Association of Securities Dealers' ("NASD") listing standards. The Company's Board of Directors adopted a written charter for the Audit Committee in 2001. A copy of the Audit Committee Charter was attached as Appendix A to the proxy statement for the 2001 Annual Meeting of Stockholders.

                          REPORT OF THE AUDIT COMMITTEE

This report is being provided to inform stockholders of the Audit Committee's oversight with respect to the Company's financial reporting.

The Audit Committee has reviewed and discussed with management the Company's audited consolidated financial statements for the year ended October 31, 2002. The Audit Committee also has discussed with the Company's independent auditors, McGladrey & Pullen, LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss.380). The Audit Committee has received from McGladrey & Pullen, LLP, the written report, the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has reviewed, evaluated and discussed with McGladrey & Pullen, LLP its independence. The Audit Committee also has discussed with management and with McGladrey & Pullen, LLP, such other matters and received such assurances from them as the Audit Committee has deemed appropriate.

In reliance upon the reviews and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2002, as amended, that has been filed with the Securities and Exchange Commission.

This Report is submitted by the members of the Audit Committee:

     John A. Schmit
     Goodhue W. Smith, III
     Daniel S. Laikin

                             COMPENSATION COMMITTEE

D. Scott McKain, who served as Chair, and John A. Schmit served as the members of the Compensation Committee for fiscal 2002. The Compensation Committee met once in fiscal 2002. The Committee reviews all salary and employee benefit issues relating to employees and directors of the Company and makes recommendations to the Board regarding the compensation of executive officers. The Compensation Committee also is responsible for the administration of the 1999 Stock Compensation Plan and 2001 Long Term Incentive Plan.

                      REPORT OF THE COMPENSATION COMMITTEE

                                October 31, 2002


Compensation Policies

In connection with the change of control and reorganization of the Company that occurred on June 21, 2001 (the "Reorganization"), Timothy S. Durham became Chief Executive Officer and Chairman of the Board of the Company, replacing the former Chief Executive Officer, who resigned on that date. The other executive officers of the Company also were replaced in the Reorganization. In addition, Mr. Durham and the other new executive officers acquired in the Reorganization beneficial ownership of more than a majority of the voting power of the Company's capital stock. Given the Reorganization, his beneficial ownership interest and the Company's financial concerns, Mr. Durham recommended to the Compensation
Committee that he and the other new executive officers receive only nominal salaries for the 2001 fiscal year and that no bonuses or other incentive compensation packages be approved for fiscal 2001. The Compensation Committee adopted Mr. Durham's recommendations. As a consequence, Mr. Durham's total compensation for the more than four months that he served during the 2001 fiscal year was only $27,404 and none of the other new executive officers received compensation in an amount requiring the compensation to be reported in the Summary Compensation Table.

Mr. Durham made similar recommendations concerning compensation for fiscal 2002 as he had made for fiscal 2001 and the Compensation Committee again adopted his recommendations. Consequently, Mr. Durham received a salary of $75,000 and no bonus for fiscal 2002 and none of the other executive officers received compensation in an amount that would require their inclusion in the Summary Compensation Table. The amount of compensation paid to Mr. Durham and the other executive officers was not based on the Company's performance.

This report is submitted by the members of the Compensation Committee:


         D. Scott McKain
         John A. Schmit


                      COMPENSATION COMMITTEE INTERLOCKS AND
                              INSIDER PARTICIPATION


A number of related party transactions occurred in connection with the Reorganization in 2001. The Reorganization transactions occurred in two parts:

o On June 21, 2001, the Company acquired from Obsidian Capital Partners, L.P., Mr. Durham and certain other shareholders all of the shares of Pyramid Coach, Inc.("Pyramid"); Champion Trailer, Inc. ("Champion") and U.S. Rubber Reclaiming, Inc. ("U.S. Rubber").

o On July 31, 2001, the Company acquired from Obsidian Capital Partners, L.P. and Mr. Durham substantially all of the assets of United Acquisition, Inc., which the Company now operates as United Expressline, Inc. ("United").

Prior to these transactions, DW Leasing, LLC ("DW Leasing"), a company owned by Messrs. Durham and Whitesell had entered into a number of transactions with Pyramid whereby coaches owned by DW Leasing were operated by Pyramid and the debt on these coaches were cross guaranteed by DW Leasing and Pyramid. Although the Company does not own any interest in DW Leasing, the accounts of DW Leasing are included in the financial statements of the Company.

The agreements entered into at the time of the Reorganization contemplated that the coaches and related debt would be promptly transferred by DW Leasing to the Company's subsidiary, Obsidian Leasing Co., Inc. ("Obsidian Leasing"). Twenty seven coaches were transferred by DW Leasing to Obsidian Leasing in November 2001 in consideration of the assumption of the related debt. Pyramid continues to operate the remaining seven coaches for DW Leasing pursuant to a management agreement. Prior to the Reorganization described above, DW Leasing and Pyramid were privately owned and structured in a tax-efficient manner. Because of the nature of this structure, transfer of the remaining seven coaches owned by DW Leasing would have adverse tax consequences to the owners of DW Leasing which were not contemplated in the Reorganization. Accordingly, the Company has agreed to continue to operate these coaches through DW Leasing. During 2002, the Company received gross revenue of $674,000 from the coaches operated by Pyramid for DW Leasing and paid fees of $538,000 to DW Leasing for the use of the coaches.

During 2002 and 2001, Obsidian Capital Partners, LP, the majority shareholder of the Company, advanced funds to the Company. These funds were advanced to fund losses of Champion and to fund the professional fees with respect to the filings with the Securities and Exchange Commission ("SEC") in connection with the reorganization in 2001, and closing costs in connection with the reorganization and the closing of the purchase of United. The maximum amount outstanding during 2002, related to funding of Champion losses and funding professional fees was $1,290,000 and $1,275,000 respectively. On April 25, 2002, $1,290,000 of the amounts advanced was converted to Series C Preferred Stock.. On October 24, 2002, $1,275,000 of the amounts advanced was converted to Series D Preferred Stock.

During 2002, Fair Holdings, Inc. advanced funds to the Company to fund a debt reduction at Champion and to fund certain professional fees with respect to the filing with the SEC. The maximum amount outstanding in 2002 to Fair Holdings related to debt restructuring at Champion and funding certain professional fees was $596,000 and $270,000, respectively. On April 25, 2002, $596,000 of the amounts advanced was converted to Series C Preferred Stock. On October 24, 2002, $270,000 of the amounts advanced was converted to Series D Preferred Stock.

In addition to the advances, during the fiscal year ended October 31, 2002, Fair Holdings, Inc. provided a $5,000,000 line of credit to the Company. The maximum amount outstanding in 2002 was $1,798,000. The line of credit is unsecured, bears interest at 10% per annum and matures in January 2005.

Fair Holdings, Inc. also has leased certain computer equipment to the Company on a short-term basis commencing on August 1, 2002. The rental paid in 2002 was $1,000.

Fair Holdings, Inc. lent Obsidian Leasing an aggregate of $1,588,000 in connection with the refinancing of coaches. The maximum amount outstanding during 2002 for this refinancing was $1,588,000. The loans are ten-year, interest-only loans, subordinate to the bank debt on the coaches and bear interest at 14% per annum.

The Company subleases its headquarters space from Fair Holdings, Inc. under a sublease with a monthly rental of $3,675. Prior to the sublease with Fair Holdings, Inc., the Company sublet space from Obsidian Capital Company and paid $56,000 to Obsidian Capital Company for its space in 2002.

Fair Holdings, Inc. leased certain computer equipment to Danzer under a twelve month lease effective August 1, 2002. The aggregate rental due under the twelve month lease is $8,000.

DW Trailer, LLC, a company owned by Messrs. Durham and Whitesell, has leased a forklift to Danzer under a 38 month lease at $1,000 per month.

United advanced Obsidian Capital Company $216,000, as a part of the closing of the purchase of the United transaction. The amount was paid back to United in 2002.

DC Investments, a company controlled by Mr. Durham, lent U.S. Rubber $700,000 pursuant to a subordinated note which bears interest at 15% per annum with the principal payable in March 2007. The loan was made to permit the Company to complete the elimination of the interest of SerVass, Inc. in U.S. Rubber.

During 2002, DC Investments purchased the senior secured loans to Champion from the bank which held them. The maximum amount outstanding to DC Investments in 2002 was $602,000. The loans bear interest at 5.5%.

On October 30, 2002, the Company entered into a Memorandum of Agreement with Messrs. Durham and Whitesell pursuant to which Champion agreed to sell all of its assets to an entity to be designated by Messrs. Durham and Whitesell subject to the payment by Messrs. Durham and Whitesell of $1.00 and the assumption by the entity acquiring the assets of all of the liabilities of Champion except for the liability of Champion to Markpoint Equity Growth Fund IV, which was settled by the Company. This transaction closed on January 30, 2003.

Management believes that the transactions described above were on terms no less favorable to the Company and its subsidiaries than would have been the case for transactions with unrelated third parties.

         COMMON STOCK OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth information with respect to beneficial ownership of Common Stock as of August 29, 2003, by (i) all persons known to the Company to be the beneficial owner of five percent or more of the Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer and each of the Company's other most highly compensated executive officers whose total annual compensation for 2002 based on salary and bonus earned during 2002 exceeded $100,000 (the "named executive officers"); (iv) the current executive officers; and (v) all Company directors and executive officers as a group. This table does not include shares of common stock that may be purchased pursuant to options not exercisable within 60 days of the record date. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

                                     Common Stock           Series C Preferred Stock      Series D Preferred Stock
                                     ------------           ------------------------      ------------------------
                                Number of    Percentage of   Number of   Percentage of   Number of     Percentage of
                                 Shares          Shares        Shares        Shares        Shares          Shares
    Name and Address of       Beneficially    Beneficially  Beneficially  Beneficially  Beneficially    Beneficially
                                          -
      Beneficial Owner            Owned          Owned         Owned         Owned         Owned           Owned
      ----------------            -----          -----         -----         -----         -----           -----
Executive    Officers    and
Directors:
Timothy S. Durham (1)             106,567,819   80.1%          3,942,193    90.2%           104,402       100.0%
                                            0
D. Scott McKain                       810,10     2.2%           --           --                  --           --
Jeffrey W. Osler (2)               88,701,905   71.6%          3,755,869    86.0%            72,899        69.8%
                                            0
John A. Schmit (3)                  5,016,00    13.9%           --           --                  --           --
Goodhue W. Smith, III (4)             298,334     *                5,000      *                  --           --
Terry G. Whitesell (5)             94,787,685   76.5%          3,755,869    86.0%            72,899        69.8%
Daniel S. Laikin                           --      --                 --       --                --           --
Barry Baer(6)                          10,000       *                 --       --                --           --
Rick D. Snow(7)                            --      --                 --       --                --           --
Anthony P. Schlichte(8)                    --      --                 --       --                --           --
All current officers and                    3
directors as a group (9
persons)                          120,405,29    90.4%          3,947,193    90.4%           104,402       100.0%
Other 5% Owners:
Fair Holdings, Inc.(9)              9,239,505   20.4%            186,324     4.3%            31,503        30.2%
Huntington Capital                          6
Investment Company (10)             7,724,12  17.7%             386,206      8.8%                --          --
Obsidian Capital Partners,                  5
L.P. (11)                          87,874,70    70.9%          3,755,869    86.0%            72,899        69.8%
                                            7
Richard W. Snyder(12)               1,946,66     5.4%            --          --                  --          --

The number of shares of Common Stock above also includes the Preferred Stock converted to Common Stock equivalents.

---------
*less than one percent

(1) Includes 7,338,103 shares of common stock directly owned by Mr. Durham; 2,088,366 shares held by Diamond Investments, LLC, for which Mr. Durham serves as Managing Member and for which shares Mr. Durham may be deemed to share voting and dispositive power; 3,942,193 shares of Series C preferred stock and 104,402 shares of Series D preferred stock over which Mr. Durham shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Durham due to his position as a managing member of Obsidian Capital Company, LLC, which is the general partner of Obsidian Capital Partners, LP, which directly owns such shares; 186,324 shares of Series C preferred stock and 31,503 shares of Series D preferred stock over which Mr. Durham shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Durham due to his position as an executive officer and shareholder of Fair Holdings, Inc. which directly owns such shares; and 27,140 shares of common stock over which Mr. Durham shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Durham due to his position as a managing member of Durham Whitesell and Associates, LLC, which directly owns such shares. The address of Mr. Durham is 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204.

(2) Includes 827,200 shares of common stock directly owned by Mr. Osler; and 3,755,869 shares of Series C preferred stock and 72,899 shares of Series D preferred stock over which Mr. Osler shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Osler due to his position as a managing member of Obsidian Capital Company, LLC, which is the general partner of Obsidian Capital Partners, LP, which directly owns such shares. The address of Mr. Osler is 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204.

(3) Represents shares that may be acquired pursuant to convertible debentures issued by the Company on July 19, 2001, to Renaissance US Growth Investment Trust PLC ("RUSGIT") and BFSUS Special Opportunities Trust PLC ("BFS") and pursuant to warrants issued on January 24, 2003, in consideration of a waiver granted in connection with the convertible debentures. Mr. Schmit is Vice President of Renaissance Capital Group, Inc., the investment manager of RUSGIT and BFS. Mr. Schmit disclaims beneficial ownership as to the shares beneficially owned by RUSGIT and BFS. The address of Mr. Schmit is 8080 North Central Expressway, Suite 210, Dallas, Texas 75206.

(4) Includes 81,667 shares of common stock and 5,000 shares of Series C Preferred Stock directly owned by Mr. Smith. The address of Mr. Smith is 711 Navarro, San Antonio, Texas 78205.

(5) Includes 6,885,840 shares of common stock directly owned by Mr. Whitesell; 3,755,869 shares of Series C preferred stock and 72,899 shares of Series D preferred stock over which Mr. Whitesell shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Whitesell due to his position as a managing member of Obsidian Capital Company, LLC, which is the general partner of Obsidian Capital Partners, LP, which directly owns such shares; and 27,140 shares of common stock over which Mr. Whitesell shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Whitesell due to his position as a managing member of Durham Whitesell and Associates, LLC, which directly owns such shares. The address of Mr. Whitesell is 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204.

(6)  Mr. Baer completed his term of employment with the Company in April 2003.

(7) Mr. Snow was named Executive Vice President and Chief Financial Officer in April 2003. He continues to serve as Chief Financial Officer for Fair Finance, Inc., a company for which Mr. Durham, the Company's Chairman and Chief Executive Officer, also serves as Chief Executive Officer. Prior to joining Fair Finance, Inc., in 2002, Mr. Snow had served as Senior Manager of Brockman, Coats, Gedelian & Co., a regional accounting firm. Prior to joining Brockman, Coats, Gedelian & Co., he was an accountant with Grant Thornton LLP.

(8) Mr. Schlichte has served as Executive Vice President of Corporate Finance since April 2003. Previously he held vice president and senior lending officer positions at First Indiana Bank.

(9) Consists of 186,324 shares of Series C preferred stock and 15,431 shares of Series D preferred stock directly owned by Fair Holdings, Inc.

(10) Based on the information reported in a Schedule 13G filed with the SEC on August 6, 2001.

(11) Consists of 3,755,869 shares of Series C preferred stock and 72,899 shares of Series D preferred stock directly owned by Obsidian Capital Partners, L.P. Voting and dispositive power over the shares may be deemed to be held by Obsidian Capital Partners, LP, Obsidian Capital Company, LLC and the managing members of Obsidian Capital Company LLC, which include Messrs. Durham, Whitesell and Osler.

(12) Based on the information reported in a Schedule 13D filed with the SEC on September 9, 1996.

                                PERFORMANCE GRAPH

The SEC requires the Company to include in this Proxy Statement a line graph comparing the Company's cumulative five-year total stockholder returns on Common Stock with market and industry returns over the past five years. The following chart (prepared by Standard & Poor's) compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock from October 31, 1998 through October 31, 2002, with the cumulative total return of the Nasdaq U.S. Index and of a peer group of issuers with similar market capitalizations. Because there is an insufficient number of publicly traded companies with businesses comparable to the Company's business, the peer group has been selected on the basis of similar market capitalization rather than on an industry or a line-of-business basis. The comparison assumes $100 was invested immediately prior to such period in common stock and in each of the foregoing indices and assumes reinvestment of dividends. Dates on the following chart represent the last day of the indicated fiscal year. The Company paid no dividends during the period.



[GRAPH OMITTED IN EDGAR FILING]



*The peer group consists of the following issuers: 21st Century Holding Co; Arrhythmia Research Technology; Avalon Holdings Corp; Bio Imaging Technologies, Inc.; C-3d Digital, Inc.; Coram Healthcare Corp.; Cubic Energy, Inc.; Elmers Restaurants, Inc.; Emergency Filtration Products, Inc.; Evolve Software, Inc.; IIS Intelligent Information Systems, Ltd.; Knowledgemax Inc.; Merchant Capital Group, Inc; Movie Star, Inc.; Systemone Technologies Inc.; TAT Technologies, Ltd.; Vialink Co.; VLPS Lighting Services International; WTC Industries, Inc.; and Zoom Technologies, Inc.




                                                                               INDEXED RETURNS
                                              Base                                  Years Ending
                                             Period
Company Name / Index                         Oct97            Oct98       Oct99       Oct00       Oct01       Oct02
--------------------------------------------------------------------------------------------------------------------
OBSIDIAN ENTERPRISES INC                      100             68.00       48.00      168.00      200.00      208.00
NASDAQ U.S. INDEX                             100            111.87      188.83      213.11      107.07       84.95
PEER GROUP                                    100             51.23       39.07       38.29        5.91        6.08



                        CHANGE IN INDEPENDENT ACCOUNTANT

As previously reported the 2002 Proxy Statement and in a Current Report Form 8-K filed on November 13, 2001, the Audit Committee of the Company's Board of Directors decided on November 7, 2001, to dismiss Linton, Shafer & Company, P.A. ("Linton Shafer") as the Company's independent auditors. The audit reports of Linton Shafer on the consolidated financial statements of the Company as of and for the years ended October 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended October 31, 2000 and 1999 and the period following October 31, 2000, there were no disagreements between the Company and Linton Shafer on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure. A letter from Linton Shafer confirming the statements set forth in this Item 9 was attached as Exhibit 16 to the Current Report on Form 8-K filed on November 13, 2001.

On November 7, 2001, the Board of Directors engaged McGladrey & Pullen, LLP ("McGladrey") as the Company's new independent auditors. During the fiscal years ended October 31, 2000 and 1999 and during the period following October 31, 2000, the Company did not consult McGladrey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice provided that McGladrey concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

                     INTRODUCTION TO PROPOSALS 2, 3, 4 and 5

We are asking our stockholders to vote on four separate proposals to amend the Company's current Certificate of Incorporation. Stockholders may vote for all, some or none of Proposals 2, 3, 4 and 5; stockholders should note, however, that the Board will not implement Proposal 5 unless the stockholders first approve Proposal 4.

The 2001 reorganization and change in control of the Company (the "Reorganization") was made pursuant to an Acquisition Agreement and Plan of Reorganization (the "Reorganization Agreement"). Since the Company did not have a sufficient number of authorized and unissued shares of Common Stock, the Company issued shares of the Company's Series C Preferred Stock as consideration for the companies acquired in the Reorganization. The Company also has issued shares of Series D Preferred Stock.

Proposal 2 would amend the Certificates of the Designations, Preferences, Rights and Limitations of Series C Preferred Stock and Proposal 3 would amend the Certificate of the Designations, Preferences, Rights and Limitations of Series D Preferred Stock. The amendments made by Proposals 2 and 3 are the same: each amendment would add a new subsection to provide for the proportionate increase or decrease in the number of shares of Series C Preferred and Series D Preferred, respectively, to reflect an increase or decrease in the shares of outstanding Common Stock.

In the Reorganization Agreement, the Company agreed that, following the effective date of the Reorganization, it would seek stockholder approval of the authorization of sufficient shares to permit conversion of the Series C Preferred Stock into Common Stock and to effect a reverse stock split. The Reorganization Agreement also obligated the persons who had acquired the shares of Series C Preferred Stock to convert those shares into shares of Common Stock within 30 days after that stockholder approval. The Company has been unable until now to seek stockholder approval of the reverse stock split and change in authorized Common Stock because of the need to comply with certain SEC financial statement requirements relating to the Reorganization. On August 28, 2003, the SEC granted the Company a waiver of those financial statement requirements.

To provide sufficient authorized shares of Common Stock for the conversion of the Preferred Stock, we propose to reduce the number of outstanding shares by the reverse stock split in Proposal 4. Following the reverse stock split, 720,158 shares of Common Stock would be outstanding. The reverse stock split would not affect the number of shares of Common Stock that are authorized, so we are proposing in Proposal 5 to reduce the Company's authorized shares of Common Stock from 40,000,000 to 10,000,000.

                                   PROPOSAL 2

                      AMENDMENT OF SERIES C PREFERRED STOCK
                           CERTIFICATE OF DESIGNATION

The Board of Directors has adopted, subject to shareholder approval, an amendment to the Certificate of Desigation for the Series C Preferred Stock. The preferences, rights and limitations of the Series C Preferred Stock are set forth in the Certificate of Designation for the Series C Preferred Stock, which is part of the Company's Certificate of Incorporation filed with the Delaware Secretary of State. The Certificate of Incorporation authorizes the Company to issue 5,000,000 shares of preferred stock and 4,600,000 of those shares of preferred stock are designated Series C Preferred Stock. As of the record date, 4,368,399 shares of Series C Preferred Stock were issued and outstanding. Each share of Series C Preferred Stock is convertible, at the option of the holder, into twenty shares of Common Stock and votes with the shares of Common Stock on an as-converted basis.

The proposed amendment would amend Section 4, "Conversion, Adjustments and Registration Rights," of the Certificate of Desigation for the Series C Preferred to add a new subsection (h) to provide that, if the Company divides its number of shares of Common Stock in to a greater number of shares or combines its number of shares of Common Stock into a lesser number of shares, the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock into shares of Common Stock would be proportionately increased or decreased. The exact text of the new subsection (h) of Section 4 is as follows:

          "(h) In the event the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock, into a greater number of shares, the number of shares of Common Stock issuable hereunder upon conversion of shares of Series C Preferred shall be proportionately increased, and, conversely, in the event the outstanding shares of Common Stock shall be combined into a fewer number of shares (by reverse stock split or otherwise), the number of shares of Common Stock issuable hereunder upon conversion of shares of Series C Preferred shall be proportionately decreased."


This proposal must be approved by a majority of the holders of Common Stock, Series C Preferred Stock (on an as-converted basis) and Series D Preferred Stock (on an as-converted basis) voting as a class and also by the holders of the Series C Preferred Stock voting as a separate class. The description of the Certificate of Designation and the proposed amendment set forth above is only a summary and is qualified in its entirety by reference to the full text of the Certificate of the Amendment to the Certificate of Designation, which is attached to this Proxy Statement as Appendix A. The amendment to the Certificate of Designation will become effective at the time specified in the Certificate of Amendment filed with the Delaware Secretary of State.

The Board of Directors recommends a vote "For" the proposed amendment to the Certificate of Designation for the Series C Preferred Stock.

                                   PROPOSAL 3

                      AMENDMENT OF SERIES D PREFERRED STOCK
                           CERTIFICATE OF DESIGNATION

The Board of Directors has adopted, subject to shareholder approval, an amendment to the Certificate of Desigation for the Series D Preferred Stock. The preferences, rights and limitations of the Series D Preferred Stock are set forth in the Certificate of Designation for the Series C Preferred Stock, which is part of the Company's Certificate of Incorporation filed with the Delaware Secretary of State. The Certificate of Incorporation authorizes the Company to issue 5,000,000 shares of preferred stock and 200,000 of those shares of preferred stock are designated Series D Preferred Stock. As of the record date, 104,402 shares of Series D Preferred Stock were issued and outstanding. Each share of Series D Preferred Stock is convertible, at the option of the holder, into 175 shares of Common Stock and votes with the shares of Common Stock on an as-converted basis.

The proposed amendment would amend Section 4, "Conversion, Adjustments and Registration Rights," of the Certificate of Desigation for the Series D Preferred to add a new subsection (h) to provide that, if the Company divides its number of shares of Common Stock in to a greater number of shares or combines its number of shares of Common Stock into a lesser number of shares, the number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock into shares of Common Stock would be proportionately increased or decreased. The exact text of the new subsection (h) of Section 4 is as follows:

     "(h) In the event the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock, into a greater number of shares, the number of shares of Common Stock issuable hereunder upon conversion of shares of Series D Preferred shall be proportionately increased, and, conversely, in the event the outstanding shares of Common Stock shall be combined into a fewer number of shares (by reverse stock split or otherwise), the number of shares of Common Stock issuable hereunder upon conversion of shares of Series D Preferred shall be proportionately decreased."


This proposal must be approved by a majority of the holders of Common Stock, Series C Preferred Stock (voting on an as-converted basis) and Series D Preferred Stock (voting on an as-converted basis) voting as a class and also by the holders of the Series D Preferred Stock voting as a separate class. The description of the Certificate of Designation and the proposed amendment set forth above is only a summary and is qualified in its entirety by reference to the full text of the Certificate of the Amendment to the Certificate of Designation, which is attached to this Proxy Statement as Appendix B. The amendment of the Certificate of Designation will become effective at the time specified in the Certificate of Amendment filed with the Delaware Secretary of State.

The Board of Directors recommends a vote "For" the proposed Amendment to the Certificate of Designation for the Series D Preferred Stock.

                                   PROPOSAL 4

                               REVERSE STOCK SPLIT

General

The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to effect a reverse 50-to-1 split of the issued and outstanding shares of Common Stock. The reverse stock split would combine each 50 shares of outstanding Common Stock into one share of Common Stock, thus reducing the number of outstanding shares. As a result, the number of shares of our Common Stock owned by each stockholder would be reduced in the same proportion as the reduction in the total number of shares outstanding, so the percentage of the outstanding shares owned by each stockholder would remain unchanged. The reverse stock split will be effective upon the filing of the Certificate of Amendment with the Delaware Secretary of State.

The text of the proposed amendment is provided in Appendix C to this Proxy Statement. The text of the proposed amendment is subject of modifications to include such changes as may be required by the office of the Secretary of State of Delaware or as our Board of Directors deems necessary and advisable to effect the reverse stock split.

Reasons for Board Recommendation

As discussed above in the Introduction to Proposals 2, 3, 4 and 5, the Company is now able to seek stockholder approval of the transactions that will enable the conversion of the Preferred Stock to Common Stock as it is obligated to do under the Reorganization Agreement. The approval of the reverse stock split will allow the holders of shares of Preferred Stock to convert those shares into shares of Common Stock.

If the reverse stock split is approved, it would have the following effects:

o the number of issued and outstanding shares of Common Stock would be reduced by the 50-to-1 ratio;

o proportionate adjustments would be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of Common Stock, which will result in approximately the same aggregate price being required to be paid in cash for such options or warrants upon exercise of such options and warrants immediately preceding the effectiveness of the reverse stock split;

o the number of shares into which each share of Series C Preferred Stock and Series D Preferred Stock is convertible will be proportionately adjusted to reflect the 50-for-1 ratio; and

o the number of shares reserved for issuance under the Company's existing stock option plans will be proportionately reduced to reflect the 50-to-1 ratio.

The reverse stock split will not affect the par value of our Common Stock. The reverse stock split also will not change the proportionate equity interests of our stockholders, or the voting and other rights of stockholders, except for possible immaterial changes due to fractional shares as described below. Our issued Common Stock will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended. Effect of the Reverse Stock Split On the Authorized But Unissued Shares of Common Stock

Upon effectiveness of the reverse stock split, the number of authorized shares of Common Stock that are not issued or outstanding would increase to reflect the 50-to-1 decrease in the issued and outstanding shares. As a result of the reverse stock split, the number of authorized shares of Common Stock remaining available for issuance would increase from 3,992,075 to 39,279,842. The additional authorized shares of Common Stock will be used for the conversion of the Series C Preferred Stock and Series D Preferred Stock. Although the increase in the number of remaining authorized but unissued shares resulting from the reverse stock split could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of our Company with another company), the reverse stock split is not being proposed in response to any effort of which we are aware to accumulate shares of Common Stock or obtain control of the Company and also is not part of a plan by management to recommend a series of similar amendments to our Board and stockholders. Other than the reverse stock split proposal and Proposal 5, which would decrease the number of shares of authorized capital stock subsequent to the reverse stock split, the Board does not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

Potential Disadvantages to the Reverse Stock Split

Generally, a reduction of outstanding shares of Common Stock in a reverse stock split results in a proportionate increase in the market price of the Common Stock. We cannot assure you, however, that the reverse stock split in the Company's Common Stock will increase the market price of the Common Stock equal to the 50-to-1 ratio of the reverse stock split. We also cannot assure you that the market price of our Common Stock immediately after the effective date of the proposed reverse stock split will be maintained for any period of time or that the ratio of post- and pre-split shares will remain the same after the reverse stock split is effected or that the reverse stock split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the reverse stock split. A reverse stock split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the reverse stock split, then our overall market capitalization will be reduced.

Fractional Shares

Implementation of the reverse stock split would result in some stockholders owning fractional shares of Common Stock. For example, following a 50-to-1 reverse stock split, a holder of 90 shares would hold 1.8 shares. All shares of Common Stock held by a stockholder after the reverse stock split will be aggregated and a certificate for the number of whole shares after the aggregation will be issued to the stockholder. Stockholders that would otherwise be entitled to receive a fractional share of our Common Stock as a consequence of the reverse stock split will receive instead a cash amount, without interest, determined by multiplying (i) the fractional share interest to which the holder would otherwise be entitled by (ii) the average closing sale price of shares of common stock (on a post-split basis) for the 20 trading days immediately prior to the effective date of the reverse stock split or, if no sale takes place on those days, the average of the closing highest asked and lowest bid prices for those days (on a post-split basis), in each case as reported by the OTC Bulletin Board.

Each stockholder that owns 50 shares or more of our Common Stock prior to the reverse stock split would continue to own one or more shares after the reverse stock split and would continue to share in our assets and any future growth as a stockholder. The shares of any stockholder that owns fewer than 50 shares of record (a "Small Stockholder") would receive cash in place of the fractional share. As a result, the interest of such Small Stockholder in the Company would be terminated and such Small Stockholder would have no right to share in the Company's assets or any future growth.

Exchange of Stock Certificates

Promptly following the effective date of the reverse stock split, the Company will send letters of transmittal to all stockholders of record to be used to transmit Common Stock certificates to the Company's Transfer Agent. Upon proper completion and execution of a letter of transmittal and its return to the Transfer Agent, together with certificates, each stockholder who will have an interest of at least one whole share will receive a new stock certificate. After the Effective Date, each certificate representing shares of Common Stock outstanding prior to the Effective Date and held by a stockholder who is not a Small Stockholder, until surrendered and exchanged for a new certificate, will be deemed for all corporate purposes to evidence ownership of such number of shares as is set forth on the face of the certificate divided by 50. A stockholder will not be entitled to payment of any dividends declared on shares of Common Stock subsequent to the reverse stock split until all certificates for the shares have been reissued to reflect the reverse stock split.

After the reverse stock split and until surrendered, each outstanding certificate held by a Small Stockholder will be deemed for all purposes to represent only the right to receive the amount of cash to which the holder is entitled for the Small Stockholder's fractional share. If the Company is unable to locate a Small Stockholder, funds otherwise payable to such holders pursuant to the reverse stock split will be held until proper claim therefore is made, subject to applicable escheat laws.

Effect of Reverse Stock Split On Options and Warrants

The number of shares subject to outstanding options to purchase shares of our Common Stock also would automatically be reduced in the same 50-to-1 ratio as the reduction in the outstanding shares. Correspondingly, the per share exercise price of those options will be increased in direct proportion to the reverse stock split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain unchanged.

The agreements governing the outstanding warrants to purchase shares of our Common Stock include provisions requiring adjustments to both the number of shares issuable upon exercise of such warrants, and the exercise prices of such warrants, in the event of a reverse stock split.

No Appraisals Rights

Under the Delaware General Corporation Law and our Certificate of Incorporation and Bylaws, you are not entitled to appraisal rights with respect to the reverse stock split.

Material Federal Income Tax Consequences

The following description of the material federal income tax consequences of the reverse stock split is based on the Internal Revenue Code as amended, applicable Treasury Regulations promulgated under the Code, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the proposed reverse stock split. This discussion is for general information only. It does not discuss the tax consequences that may apply to special classes of taxpayers or that may be relevant to you because of special circumstances (including, without limitation, certain financial institutions, insurance companies, partnerships, "S" corporations, non-resident aliens, brokers or dealers). The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. We urge stockholders to consult their own tax advisors to determine the particular consequences to them.

Sale or Exchange.

If your receipt of cash in lieu of a fractional share is treated as a sale or exchange (as defined below) of such shares for U.S. federal income tax purposes, you will recognize capital gain or loss equal to the difference between the cash payment you receive for the fractional share interest and the adjusted tax basis in the pre-reverse-stock-split shares purchased. The gain or loss would be long-term capital gain or loss if the holding period for the shares exceeded one year. Your receipt of cash will be treated as a sale or exchange for U.S. federal income tax purposes if it:

o    is "not  essentially  equivalent  to a dividend"  with respect to you under section 302(b)(1) of the Code;

o    is a "substantially  disproportionate" redemption with respect to you under section 302(b)(2) of the Code; or

o results in a "complete termination" of your stock interest in the Company under section 302(b)(3) of the Code.

In determining whether any of these tests has been met, you must take into account not only shares you actually own, but also shares you constructively own within the meaning of section 318 of the Code.

A distribution will be treated as "not essentially equivalent to a dividend" if it results in a "meaningful reduction" in your stock interest in the Company. Whether your receipt of cash will result in a meaningful reduction of your proportionate interest will depend on your particular facts and circumstances. If your are a stockholder whose relative stock interest (actual or constructive) in the Company is minimal and who exercises no control over corporate affairs and you suffer a reduction in your proportionate interest in the Company (including any ownership of shares constructively owned), you generally should be regarded as having suffered a meaningful reduction in your interest in the Company.

Satisfaction of the "complete termination" and "substantially disproportionate" exceptions is dependent upon compliance with the respective objective tests set forth in section 302(b)(3) section 302(b)(2) of the Code. A distribution to you will result in a "complete termination" if either (1) all of the shares actually and constructively owned by you are exchanged for cash pursuant to the reverse stock split or (2) all of the shares actually owned by you are exchanged for cash pursuant to the reverse stock split and you are eligible to waive, and effectively waive, the attribution of shares constructively owned by you in accordance with the procedures described in section 302(c)(2) of the Code.

A distribution to you will be "substantially disproportionate" if the percentage of our outstanding voting stock actually and constructively owned by you immediately following the payment of cash for a post-reverse-stock-split fractional share (treating shares resulting in fractional shares pursuant to the reverse stock split as not outstanding) is less than 80% of the percentage of our outstanding voting stock actually and constructively owned by you immediately before the reverse stock split (treating shares resulting in fractional shares pursuant to the reverse stock split as outstanding), and immediately following the exchange you actually and constructively own less than 50% of the total combined voting power of the Company.

Contemporaneous dispositions or acquisitions of stock by a shareholder or related individuals or entities may be deemed to be part of a single integrated transaction and may be taken into account in determining whether any of the three tests under section 302(b) of the Code has been satisfied.

Dividend.

If your exchange of shares for cash does not constitute a sale or exchange, the receipt of cash by you for your fractional share interest will be treated as a dividend, taxable as ordinary income, to the extent of our current or accumulated earnings and profits, as determined under federal income tax principles. To the extent that the amount of the distribution exceeds our current and accumulated earnings and profits, the excess first will be treated as a return of capital that will reduce your tax basis in the pre-reverse-stock-split shares representing a post-reverse-stock-split fractional interest. Any remaining amount after your tax basis has been reduced to zero will be taxable as capital gain (which will be long-term capital gain if you have held the shares for more than one year at the time of the exchange). Your tax basis (after the adjustment described in the previous sentence) generally will be transferred to any of your remaining stock in the Company. If you do not retain any actual stock ownership in the Company (having a stock interest only constructively), you may lose the benefit of your adjusted tax basis in your shares, as such adjusted tax basis will be transferred to the shares owned constructively. A dividend received by a corporate stockholder may be (1) eligible for a dividends-received deduction (subject to applicable exceptions and limitations) and (2) subject to the "extraordinary dividend" provisions of section 1059 of the Code.

The recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 has reduced the rate applicable to long term capital gains to 15% and reduced the maximum tax rate on dividends to 15%.

We will not recognize any gain or loss as a result of the reverse stock split.

                  Stockholder Approval and Board Recommendation

The amendment of the Company's Certificate of Incorporation to effect the reverse stock split requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, Series C Preferred Stock (on an as-converted basis) and Series D Preferred Stock (on an as-converted basis) voting as a combined class and as separate classes. If approved, the reverse stock split will become effective at the time specified in the Certificate of Amendment filed with the Delaware Secretary of State.

The Board of Directors unanimously recommends that stockholders vote "FOR" the proposed amendment to the Certificate of Incorporation to effect the reverse stock split (Proposal 4).

                                   PROPOSAL 5

              AMENDMENT TO CERTIFICATE OF INCORPORATION TO DECREASE
                       AUTHORIZED SHARES OF CAPITAL STOCK

The Board of Directors has adopted, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation to decrease the Company's authorized number of shares of capital stock from 45,000,000 to 15,000,000.

The Company's current Certificate of Incorporate authorizes 45,000,000 shares of capital stock, with 40,000,000 being shares of Common Stock and 5,000,000 being shares of preferred stock. The approval of the reverse stock split in Proposal 2 would not change the number of authorized shares. Therefore, the decrease in the number of outstanding shares of Common Stock pursuant to the reverse stock split in Proposal 2 would result in an increase in the number of authorized shares remaining unissued and available for grant. Even after the conversion of the Preferred Stock into Common Stock, approximately 37,167,076 shares of Common Stock would remain authorized but unissued.

The Board of Directors believes that it is in the best interests of the Company to decrease the authorized number of shares of Common Stock remaining after the effectiveness of the reverse stock and the conversion of the Preferred Stock. The Board is proposing in Proposal 3 to amend the Company's Certificate of Incorporate to decrease the authorized number of shares of the capital stock from 45,000,000 to 15,000,000, with a reduction of shares of authorized Common Stock from 40,000,000 to 10,000,000 but no change in the 5,000,000 shares of preferred stock currently authorized.

The text of the proposed amendment is provided in Appendix A. The text of the proposed amendment is subject of modifications to include such changes as may be required by the office of the Secretary of State of Delaware or as our Board of Directors deems necessary and advisable to effect the reverse stock split. If Proposal 5 is approved, the Board will implement the decrease in authorized Common Stock only if Proposal 4 also has been approved. If approved by the stockholders, the decrease in authorized Common Stock would become effective upon the filing with the Secretary of State of the State of Delaware of a Certificate of Amendment to the Company's Certificate of Incorporation.

                  STOCKHOLDER APPROVAL AND BOARD RECOMMENDATION

The amendment of the Company's Certificate of Incorporation to decrease the number of authorized shares of Common Stock requires requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, Series C Preferred Stock (on an as-converted basis) and Series D Preferred Stock (on an as-converted basis) voting as a combined class and as separate classes If approved, the decrease in the number of authorized shares of capital stock will become effective at the time specified in the Certificate of Amendment filed with the Delaware Secretary of State.

The Board of Directors unanimously recommends that stockholders vote "FOR" the proposed amendment to the Certificate of Incorporation to decrease the number of authorized shares of capital stock from 45,000,000 to 15,000,000 shares (Proposal 5).

                                   PROPOSAL 6

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, the Board of Directors has selected McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending October 31, 2003. This selection is being presented to the stockholders for their approval at the Annual Meeting. If the stockholders do not approve this selection, the Board of Directors will reconsider its choice. Representatives of McGladrey & Pullen, LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

The Board of Directors Recommends that stockholders vote "For" the ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for fiscal year 2003 (Proposal 6).

                             ADDITIONAL INFORMATION

                         INDEPENDENT PUBLIC ACCOUNTANTS

McGladrey & Pullen, LLP ("McGladrey & Pullen") served as the Company's independent auditors for 2002. The services performed by McGladrey & Pullen in this capacity included conducting an examination in accordance with generally accepted auditing standards of, and expressing an opinion on, the Company's consolidated financial statements. The Board of Directors has selected McGladrey & Pullen as the independent public accountants for the year ending October 31, 2003.

Audit Fees

McGladrey & Pullen's fees for professional services rendered in connection with the audit and review of Forms 10-Q and all other SEC regulatory filings were $326,100 for the 2002 fiscal year and $389,216 for the 2001 fiscal year. All of such fees have been paid.

Audit-Related Fees

McGladrey & Pullen's fees for audit related services rendered in connection with the audit of a subsidiary's defined contribution plan were $6,955 and none for the 2002 and 2001 fiscal years, respectively. All of such fees have been paid.

Tax Fees

McGladrey & Pullen's fees for the 2002 and 2001 fiscal years related to management advisory services were $19,666 and none respectively. All of such fees have been paid.

All Other Fees

McGladrey & Pullen did not render services other than the services disclosed above under Audit Fees for the 2002 and 2001 fiscal years.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers and directors of the Company and owners of more than 10 percent of the Company's Common Stock are required to file reports of their ownership and changes in their ownership of the Company's Common Stock with the SEC. Copies of these reports also must be furnished to the Company. Based solely upon a review of copies furnished to the Company through the date of this Proxy Statement or written representations that no reports were required, the Company believes that its executive officers, directors and 10% stockholders complied with the 2002 filing requirements except that Mr. Smith was late in reporting the exercise of a warrant.

                                    EXPENSES

In addition to solicitation by mail, proxies may be solicited personally or by telephone or facsimile or electronic mail, by certain directors, officers and employees of the Company, who will not be specially compensated for such solicitation. No solicitation of proxies will be made by paid solicitors. The Company will bear all expenses in connection with the solicitation of proxies.

                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Any stockholder who wishes to have a proposal considered for inclusion in the Company's Proxy Statement for the fiscal 2004 annual meeting of stockholders must submit the proposal in writing so that the Company receives it by May 21, 2004. Proposals should be addressed to the Company's Secretary, 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204. Stockholders who wish to bring proposals before the annual meeting without having the proposals considered for inclusion in the proxy statement must submit the proposals in writing to the Company's Secretary no later than August 5, 2004.

                                  ANNUAL REPORT

The Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2002, as amended, accompanies this Proxy Statement. The Annual Report includes the audited balance sheets of the Company and its subsidiaries on a consolidated basis for the fiscal years ended October 31, 2002 and 2001, and the audited statements of income and cash flow for the fiscal years ended October 31, 2002, 2001 and 2000, and the report thereon of the independent auditors.

                           INCORPORATION BY REFERENCE

In our filings with the SEC, information is sometimes incorporated by reference to information that we have filed separately with the SEC. This proxy statement incorporates by reference the Financial Statements and Supplementary Data, Management's Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures About Market Risk from the Company's Quarterly Report on Form 10-Q for the Quarter ended April 30, 2003, Quarterly Report on Form 10-Q for the quarter ended January 31, 2003, as amended, and Annual Report on Form 10-K for the year ended October 31, 2002, as amended.

                                  OTHER MATTERS

Management knows of no matters, other than those reported above, that are to be brought before the Annual Meeting. The enclosed proxy confers discretionary authority on the proxies to vote on any other business that may properly come before the meeting. It is the intention of the persons named in the proxy to vote in their discretion on any such matter.

We strongly urge you to complete, sign, date and return the enclosed Proxy at the earliest possible date even if you plan to attend the meeting. If you attend the meeting, you may withdraw your Proxy and vote in person.


                  Jeffrey W. Osler
                  Secretary

Indianapolis, Indiana
September 19, 2003

                                       A-2
                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT

                                       OF

CERTIFICATE OF DESIGNATIONS, PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES C PREFERRED STOCK

Obsidian Enterprises, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

FIRST: That at a meeting of the Board of Directors of Obsidian Enterprises, Inc. resolutions were duly adopted setting forth a proposed amendment to the Certificate of Designations, Preferences, Rights and Limitations of Series C Preferred Stock of said corporation, declaring said amendment to be advisable and directing that said amendment be considered at the next annual meeting of the stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Certificate of Designations, Preferences, Rights and Limitations of Series C Preferred Stock of this corporation be amended by adding a new subsection to Section 4 thereof such that the following shall be a new subsection, subsection (h), of said Section 4 and read as follows:

               "(h) In the event the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock, into a greater number of shares, the number of shares of Common Stock issuable hereunder upon conversion of shares of Series C Preferred shall be proportionately increased, and, conversely, in the event the outstanding shares of Common Stock shall be combined into a fewer number of shares (by reverse stock split or otherwise), the number of shares of Common Stock issuable hereunder upon conversion of shares of Series C Preferred shall be proportionately decreased."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:  That the amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That this Certificate of Amendment of the Certificate of Designations shall be effective on ___________, 2003.

IN WITNESS WHEREOF, said Obsidian Enterprises, Inc. has caused this certificate to be signed by ________, its ______________, this ____ day of _______, 2003.

                           OBSIDIAN ENTERPRISES, INC.

                           By: _______________________________

                           Printed: __________________________

                           Title: ____________________________

                                       B-2
                                   APPENDIX B

                            CERTIFICATE OF AMENDMENT

                                       OF

CERTIFICATE OF DESIGNATIONS, PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES D PREFERRED STOCK

Obsidian Enterprises, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

FIRST: That at a meeting of the Board of Directors of Obsidian Enterprises, Inc. resolutions were duly adopted setting forth a proposed amendment to the Certificate of Designations, Preferences, Rights and Limitations of Series D Preferred Stock of said corporation, declaring said amendment to be advisable and directing that said amendment be considered at the next annual meeting of the stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:

               RESOLVED, that the Certificate of Designations, Preferences, Rights and Limitations of Series D Preferred Stock of this corporation be amended by adding a new subsection to Section 4 thereof such that the following shall be a new subsection, subsection (h), of said
          Section 4 and read as follows:

                    "(h)  In  the  event  the  Corporation  shall  at  any  time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock, into a greater number of shares, the number of shares of Common Stock issuable hereunder upon conversion of shares of Series D Preferred shall be proportionately increased, and, conversely, in the event the outstanding shares of Common Stock shall be combined into a fewer number of shares (by reverse stock split or otherwise), the number of shares of Common Stock issuable hereunder upon conversion of shares of Series D Preferred shall be proportionately decreased."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:  That the amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That this Certificate of Amendment of the Certificate of Designations shall be effective on ___________, 2003.

IN WITNESS WHEREOF, said Obsidian Enterprises, Inc. has caused this certificate to be signed by ________, its ______________, this ____ day of _______, 2003.

                           OBSIDIAN ENTERPRISES, INC.

                           By: _______________________________

                           Printed: __________________________

                           Title: ____________________________

                                       C-2
                                   APPENDIX C

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

Obsidian Enterprises, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

FIRST: That at a meeting of the Board of Directors of Obsidian Enterprises, Inc. resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that said amendment be considered at the next annual meeting of the stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Fourth Article thereof so that, as amended, said Article shall be and read as follows:

               "Fourth. The aggregate number of shares of capital stock that the Corporation will have authority to issue is 15,000,000, 10,000,000 of which will be shares of common stock, having a par value of $.0001 per share, and 5,000,000 of which will be shares of preferred stock, having a par value of $.001 per share.

               Upon this Certificate of Amendment to the Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Time"), every 50 shares of the Corporation's common stock, par value $.0001 per share (the "Old Common Stock"), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one share of common stock, par value $.0001 per share, of the Corporation (the "New Common Stock").

               No fractional shares of New Common Stock shall be issued to the holders of record of Old Common Stock in connection with the foregoing reclassification of shares of Old Common Stock. In lieu thereof, all shares of common stock so split that are held by a stockholder will be aggregated subsequent to the reverse stock split. A certificate for the number of whole shares after the aggregation shall be issued to the stockholder. In lieu of any interest in a fractional share of common stock after the aggregation to which a stockholder would otherwise be entitled as a result of the reverse stock split, the Corporation shall pay to the holder a cash amount, without interest, determined by multiplying (i) the fractional share interest to which the holder would otherwise be entitled by (ii) the average closing sale price of shares of common stock (on a post-split basis) for the 20 trading days immediately prior to the Effective Time or, if no sale takes place on those days, the average of the closing highest asked and lowest bid prices for those days (on a post-split basis), in each case as reported by the OTC Bulletin Board. All certificates for outstanding shares of common stock shall be returned to the Corporation for reissuance and, until certificates for the outstanding shares of common stock have been reissued, the stockholder shall not be entitled to payment of any dividends declared on the shares.

               Preferred stock may be issued in one or more series as may be determined from time to time by the Board of Directors. All shares of any one series of preferred stock will be identical except as to the dates of issue and the dates from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of preferred stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, designations, preferences, and relative, participating, optional, redemption, conversion, exchange or other special rights, qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:  That the amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That this Certificate of Amendment of the Certificate of Incorporation shall be effective on ___________, 2003.

IN WITNESS WHEREOF, said Obsidian Enterprises, Inc. has caused this certificate to be signed by ________, its ______________, this ____ day of _______, 2003.

                           OBSIDIAN ENTERPRISES, INC.

                           By: _______________________________

                           Printed: __________________________

                           Title: ____________________________

                           OBSIDIAN ENTERPRISES, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                October 16, 2003

                             THIS PROXY IS SOLICITED
                       ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terry G. Whitesell and Jeffrey W. Osler, and each of them, with full power of substitution, as proxies to represent the undersigned and to vote all of the shares of Common Stock the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders of Obsidian Enterprises, Inc. (the "Company"), to be held at the Company's offices, 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204, on Thursday, October 16, 2003 at 10:00 A.M. (local time), and at any adjournment, postponement or continuation thereof, as follows:

1. Election of Seven (7) Directors.

   [ ]    FOR all nominees listed below (EXCEPT as marked to the contrary below)
          INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through such nominee's name in the following list:

          Timothy S. Durham    Daniel S. Laikin       D. Scott McKain

          Jeffrey W. Osler     John A. Schmit         Goodhue W. Smith, III

          Terry G. Whitesell

    [ ]   WITHHOLD AUTHORITY to vote for ALL nominees listed above.

2. Amendment of Certificate of Designation for Series C Preferred Stock

   [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

3. Amendment of Certificate of Designation for Series D Preferred Stock

   [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

4. Amendment of Certificate of Incorporation to effect a 50-to-1 reverse stock split

   [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

5. Amendment of Certificate of Incorporation to decrease number of shares of authorized capital stock from 45,000,000 to 15, 000,000 shares

   [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

6. Ratification of McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending October 31, 2003

   [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

7. In their discretion, on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof.

This proxy will be voted as directed. If this proxy card is properly signed and returned but no directions are specified, this proxy will be voted FOR the election of the nominees for director listed above and FOR Proposals 2, 3, 4, 5 and 6. This proxy card, if properly executed and delivered in a timely manner, will revoke all prior proxies.

                           Dated____________________________, 2003

                           ---------------------------------
                           Signature

                           ---------------------------------
                           Signature

Please sign EXACTLY as name or names appear hereon. When signing as attorney, executor, trustee, administrator or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please complete, date, sign and mail promptly in the enclosed envelope which requires no postage.

                                                                  PROXY CARD FOR
                                                              SERIES C PREFERRED
                                                                    STOCKHOLDERS

                           OBSIDIAN ENTERPRISES, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                October 16, 2003

                             THIS PROXY IS SOLICITED
                       ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terry G. Whitesell and Jeffrey W. Osler, and each of them, with full power of substitution, as proxies to represent the undersigned and to vote all of the shares of Series C Preferred Stock the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders of Obsidian Enterprises, Inc. (the "Company"), to be held at the Company's offices, 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204, on Thursday,
October 16, 2003 at 10:00 A.M. (local time), and at any adjournment, postponement or continuation thereof, as follows:

1. Election of Seven (7) Directors.

   [ ]    FOR all nominees listed below (EXCEPT as marked to the contrary below)
          INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through such nominee's name in the following list:

          Timothy S. Durham    Daniel S. Laikin       D. Scott McKain

          Jeffrey W. Osler     John A. Schmit         Goodhue W. Smith, III

          Terry G. Whitesell

    [ ]   WITHHOLD AUTHORITY to vote for ALL nominees listed above.

2. Amendment of Certificate of Designation for Series C Preferred Stock

   [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

3. Amendment of Certificate of Designation for Series D Preferred Stock

   [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

4. Amendment of Certificate of Incorporation to effect a 50-to-1 reverse stock split

   [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

5. Amendment of Certificate of Incorporation to decrease number of shares of authorized capital stock from 45,000,000 to 15, 000,000 shares

   [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

6. Ratification of McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending October 31, 2003

   [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

7. In their discretion, on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof.

This proxy will be voted as directed. If this proxy card is properly signed and returned but no directions are specified, this proxy will be voted FOR the election of the nominees for director listed above and FOR Proposals 2, 3, 4, 5 and 6. This proxy card, if properly executed and delivered in a timely manner, will revoke all prior proxies.

                           Dated____________________________, 2003

                           ---------------------------------
                           Signature

                           ---------------------------------
                           Signature

Please sign EXACTLY as name or names appear hereon. When signing as attorney, executor, trustee, administrator or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please complete, date, sign and mail promptly in the enclosed envelope which requires no postage.

                                                                  PROXY CARD FOR
                                                              SERIES D PREFERRED
                                                                    STOCKHOLDERS

                           OBSIDIAN ENTERPRISES, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                October 16, 2003

                             THIS PROXY IS SOLICITED
                       ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terry G. Whitesell and Jeffrey W. Osler, and each of them, with full power of substitution, as proxies to represent the undersigned and to vote all of the shares of Series d Preferred Stock the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders of Obsidian Enterprises, Inc. (the "Company"), to be held at the Company's offices, 111 Monument Circle, Suite 4800, Indianapolis, Indiana 46204, on Thursday, October 16, 2003 at 10:00 A.M. (local time), and at any adjournment, postponement or continuation thereof, as follows:

1. Election of Seven (7) Directors.

   [ ]    FOR all nominees listed below (EXCEPT as marked to the contrary below)
          INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through such nominee's name in the following list:

          Timothy S. Durham    Daniel S. Laikin       D. Scott McKain

          Jeffrey W. Osler     John A. Schmit         Goodhue W. Smith, III

          Terry G. Whitesell

    [ ]   WITHHOLD AUTHORITY to vote for ALL nominees listed above.

2. Amendment of Certificate of Designation for Series C Preferred Stock

   [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

3. Amendment of Certificate of Designation for Series D Preferred Stock

   [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

4. Amendment of Certificate of Incorporation to effect a 50-to-1 reverse stock split

   [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

5. Amendment of Certificate of Incorporation to decrease number of shares of authorized capital stock from 45,000,000 to 15, 000,000 shares

   [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

6. Ratification of McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending October 31, 2003

   [ ] FOR                [ ] AGAINST             [ ] ABSTAIN

7. In their discretion, on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof.

This proxy will be voted as directed. If this proxy card is properly signed and returned but no directions are specified, this proxy will be voted FOR the election of the nominees for director listed above and FOR Proposals 2, 3, 4, 5 and 6. This proxy card, if properly executed and delivered in a timely manner, will revoke all prior proxies.

                           Dated____________________________, 2003

                           ---------------------------------
                           Signature

                           ---------------------------------
                           Signature

Please sign EXACTLY as name or names appear hereon. When signing as attorney, executor, trustee, administrator or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please complete, date, sign and mail promptly in the enclosed envelope which requires no postage.